Exhibit 10.18

WAIVER AND AMENDMENT NO. 7 TO
LOAN AND SECURITY AGREEMENT

          This WAIVER AND AMENDMENT NO. 7 TO LOAN AND SECURITY AGREEMENT is dated as of September 8, 2009 (this “Agreement”), and is entered into by and between Wave2Wave Communications, Inc., a Delaware Corporation (“Borrower Representative”), and Wilmington Trust Company and George Jeff Mennen as co-trustees U/A/D November 25, 1970, as amended for the benefit of John Henry Mennen (the “Mennen Trust”).

WHEREAS:

          A. The Borrower Representative, the Mennen Trust and Greystone Funding Corporation, a Virginia corporation and successor in interest to Greystone Business Credit II, L.L.C. (“Greystone”), are parties to that certain Loan and Security Agreement dated as of October 12, 2007 (as amended heretofore, as amended by this Agreement and as further amended, restated, supplemented or otherwise modified, renewed or replaced from time to time, the “Loan Agreement”), pursuant to which Greystone agreed, subject to the terms and conditions thereof, to extend credit and make certain other financial accommodations available to the Borrower Representative and the Mennen Trust, each in their capacity as a “Borrower” thereunder.

          B. The Mennen Trust and Greystone are parties to that certain Assignment and Acceptance Agreement dated as of March 18, 2009, pursuant to which (i) Greystone irrevocably sold and assigned to the Mennen Trust, and the Mennen Trust irrevocably purchased and assumed from Greystone, one hundred percent of Greystone’s rights and obligations under the Loan Agreement and the other Loan Documents, including, without limitation, one hundred percent of Greystone’s rights in and to the Obligations, and (ii) the Mennen Trust became the “Lender” under the Loan Agreement and the other Loan Documents as the successor in interest to Greystone.

          C. Various defaults and events of default currently exist under the Loan Agreement and the other Loan Documents (including but not limited to various “Events of Default,” as such term is defined in the Loan Agreement and used generally in the Loan Documents; collectively, the “Existing Defaults”).

          D. The Borrower Representative, RNK and Greystone Business Credit II, L.L.C. (the “Revolving Lender”) are parties to that certain Loan and Security Agreement dated as of January 25, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the “Revolving Loan Agreement”). Prior to the date hereof, an Event of Default (as defined in the Revolving Loan Agreement) had occurred under the Revolving Loan Agreement and, in connection with the Revolving Lender entering into a forbearance agreement with the Borrower Representative and RNK, on or about January 25, 2008, the Mennen Trust (in its capacity, as of the date thereof, as a guarantor of the Borrower Representative’s and RNK’s obligations under the Revolving Loan Agreement and the other Revolving Loan Documents) paid the Revolving Lender $3,500,000 (the “Payment Amount”), which amount represented, and was applied to, principal and accrued but unpaid interest and fees under the Revolving Loan Agreement and the other Revolving Loan Documents. The Mennen Trust is subrogated to the rights of the Revolving Lender to the extent of the Payment Amount, including the right to be paid interest at the rates, at the time, and in accordance with the terms, covenants and conditions set forth in the Revolving Loan Agreement.

          E. The Borrower Representative, the subsidiaries of the Borrower Representative from time to time party thereto as guarantors, the lenders from time to time party thereto (the “Senior Lenders”), and Victory Park Management, LLC, a Delaware limited liability company, as agent (the “Agent”), are party to that certain Financing Agreement dated as of the date hereof (the “Bridge Loan Agreement”), pursuant to which the Senior Lenders have agreed, subject to the terms and conditions set forth therein, to provide a $9,300,000 original principal amount secured term loan to the Borrower Representative (the “Bridge Loan Indebtedness”). A portion of the proceeds from the Bridge Loan Indebtedness shall be used to pay all of the outstanding obligations of the Borrower Representative and its affiliates under the Revolving Loan Agreement and the Revolving Loan Documents.

          F. The Borrower Representative has requested that the Mennen Trust, in its capacity as the Lender, waive the Existing Defaults, grant its consent to the Borrower Representative incurring the Bridge Loan Indebtedness, and effect certain amendments to the Loan Agreement, including, without limitation, to provide that the Payment Amount shall be deemed an “Term Loan Advance” and a “Term Loan” under the Loan Agreement so as to preserve and recognize, upon the payment of all of the outstanding obligations of the Borrower Representative and its affiliates under the Revolving Loan Agreement and the Revolving Loan Documents, the Mennen Trust’s rights as subrogee and acknowledge that the Borrower Representative’s and RNK’s obligations with respect to the Payment Amount are secured by a continuing lien on and security interest in the Collateral. The Lender is willing to grant the requested waiver and consent, and effect the amendments to the Loan Agreement requested by Borrower Representative, on the terms and conditions hereinafter set forth.

          NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties signatory hereto agree as follows:

          1. Definitions. Capitalized terms not otherwise defined herein shall have the respective meanings given such terms in the Loan Agreement.

          2. Waiver. Subject to the satisfaction of the conditions precedent set forth in Section 6 hereof, the Lender hereby waives the Existing Defaults. The Borrower Representative acknowledges and agrees that the foregoing provisions of this Section 2 relate solely to the Existing Defaults and shall in no way be deemed or construed as a waiver by the Lender of any Event of Default under the Loan Agreement or any of the other Loan Documents occurring subsequent to the date of this Agreement. The Lender expressly reserves the full extent of their rights under the Loan Agreement, the other Loan Documents and applicable law in respect of any subsequent Event of Default occurring after the date hereof and not specified herein as one of the Existing Defaults.

          3. Consent. Subject to the satisfaction of the conditions precedent set forth in Section 6 hereof, and notwithstanding anything to the contrary in the Loan Agreement and the other Loan Documents, the Lender hereby consents in all respects to the execution, delivery and performance of the Bridge Loan Agreement and the Bridge Loan Documents, including the incurrence of indebtedness and liens thereunder.

          4. Amendments to Loan Agreement.

                    (a) Notwithstanding anything to the contrary in the Loan Agreement and the other Loan Documents, the Borrower Representative and the Lender agree that, as of the March 18, 2009, the Mennen Trust shall not be deemed a “Borrower” under the Loan Agreement and the other Loan Documents and that all references in the Loan Agreement and the other Loan Documents to “Borrower” or “Borrowers” therein shall solely mean Wave2Wave. In accordance with the foregoing, any representation, warranty or covenant set forth in the Loan Agreement or any other Loan Document and applicable to the Mennen Trust solely in its capacity as a Borrower and not as a Lender thereunder shall be of no further force and effect solely with respect to the Mennen Trust, and the Lender hereby acknowledges and agrees that all security interests and other liens granted to or held by the Lender as security for the indebtedness of the Mennen Trust under the Loan Agreement shall be released and discharged and all other obligations of the Mennen Trust, solely in its capacity as a Borrower and not as a Lender, under the Loan Agreement or any other Loan Document shall be released and discharged.

                    (b) The Loan Agreement is hereby amended by deleting the legend appearing immediately before the title on the first page of the Loan Agreement and inserting the following legend in lieu thereof:

“THIS INSTRUMENT AND THE RIGHTS, REMEDIES AND OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN AFFILIATE SUBORDINATION AGREEMENT (AS AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, THE “SUBORDINATION AGREEMENT”) DATED AS OF SEPTEMBER 8, 2009, BY AND AMONG, INTER ALIA, THE WILMINGTON TRUST COMPANY AND GEORGE JEFF MENNEN AS CO-TRUSTEES U/A/D NOVEMBER 25, 1970, AS AMENDED FOR THE BENEFIT OF JOHN HENRY MENNEN, SUCCESSOR IN INTEREST TO GREYSTONE FUNDING CORPORATION, WAVE2WAVE COMMUNICATIONS, INC., A DELAWARE CORPORATION, AND VICTORY PARK MANAGEMENT, LLC, A DELAWARE LIMITED LIABILITY COMPANY, AS AGENT FOR ALL SENIOR CREDITORS (AS DEFINED IN THE SUBORDINATION AGREEMENT); AND EACH HOLDER OF THIS INSTRUMENT, BY ITS ACCEPTANCE HEREOF, IRREVOCABLY AGREES TO BE BOUND BY THE PROVISIONS OF THE SUBORDINATION AGREEMENT.”

                    (c) The Loan Agreement is hereby amended by adding a new Section 1.3 thereto as follows:

“1.3 Subrogee Loan. The Subrogee Loan shall be deemed a “Term Loan Advance” and a “Term Loan” hereunder, shall be included in the “Obligations” and shall be secured by a continuing lien on and security interest in the Collateral. The Subrogee Loan will be evidenced by a term note in the form attached hereto as Exhibit D.

                    (d) Section 3.1(a) of the Loan Agreement is hereby amended and restated in its entirety as follows: “[Intentionally Omitted]”.

                    (e) Section 5.20(v)(B) of the Loan Agreement is hereby amended by deleting the reference to “the Revolving Loan Documents” and inserting in lieu thereof the following: “the Bridge Loan Documents”.

                    (f) Schedule A to the Loan Agreement shall be amended by deleting the reference to “$34,000,000 on and after the date hereof until the Second Advance Date and, on and after the Second Advance Date, $35,700,000” in Section 2(a) thereof and replacing such reference with “$39,200,000”.

                    (g) Schedule B to the Loan Agreement is hereby amended by amending and restating the following definitions in their entirety as follows:

          “Intercreditor Agreement” means that certain Subordination and Intercreditor Agreement dated as of September 8, 2009, by and among by and among The Wilmington Trust Company and George Jeff Mennen as Co-Trustees U/A/D November 25, 1970, as amended for the benefit of John Henry Mennen, as successor in interest to Greystone Funding Corporation solely in its capacity as Lender, Wave2Wave, and Victory Park Management, LLC, a Delaware limited liability company, as agent, as amended, restated, supplemented or otherwise modified from time to time.

                    (h) Schedule B of the Loan Agreement is hereby amended by deleting the reference to “the Revolving Loan Documents” appearing in clause (iv) of the definition of “Permitted Debt” and inserting in lieu thereof the following: “the Bridge Loan Documents”.

                    (i) Schedule B of the Loan Agreement is hereby amended by deleting the reference to “the Revolving Loan Documents” appearing in clause (xii) of the definition of “Permitted Liens” and inserting in lieu thereof the following: “the Bridge Loan Documents”.

                    (j) Schedule B to the Loan Agreement is hereby amended by adding the following new definitions thereto in the appropriate alphabetical order:

          “Bridge Loan Agreement” means that certain Financing Agreement dated as of September 8, 2009, by and among Wave2Wave, the subsidiaries of Wave2Wave from time to time party thereto as guarantors, the lenders from time to time party thereto, and Victory Park Management, LLC, a Delaware limited liability company, as agent, as amended, restated, supplemented or otherwise modified from time to time.

          “Bridge Loan Documents” means the Bridge Loan Agreement and each agreement, document or instrument executed in connection therewith, in each case as amended, restated, supplemented or otherwise modified from time to time.

“Revolving Lender” shall mean Greystone Business Credit II, L.L.C.

          “Subrogee Loan” means the $3,500,000 paid by the Mennen Trust (in its capacity as a guarantor of the Borrower Representative’s and RNK’s obligations under the Revolving Loan Agreement and the other Revolving Loan Documents) to the Revolving Lender on or about January 25, 2008, in connection with the Revolving Lender entering into a forbearance agreement with the Borrower Representative and RNK, which amount represented, and was applied to, principal and accrued but unpaid interest and fees under the Revolving Loan Agreement and the other Revolving Loan Documents, and with respect to such amount the Mennen Trust is subrogated to the rights of the Revolving Lender, including the right to be paid interest at the rates, at the time, and in accordance with the terms, covenants and conditions set forth in the Revolving Loan Agreement.

                    (k) Exhibit A (Term Note) to the Loan Agreement is hereby amended by deleting such Exhibit A in its entirety and inserting in lieu thereof Exhibit A attached hereto.

                    (l) The Loan Agreement is hereby amended by adding a new Exhibit D (Subrogee Note) in the form of Exhibit B attached hereto.

          5. Representations and Warranties. Borrower Representative represents and warrants to the Lender that:

                    (a) The representations and warranties set forth in the Loan Agreement and in each of the other Loan Documents are true and correct on the date hereof, as if made on and as of the date hereof and as if each reference therein to “this Agreement” or the “Loan Agreement” or the like includes reference to this Agreement and the Loan Agreement as amended hereby (except to the extent that such representations and warranties expressly relate to an earlier date, in which case they are true and correct as of such earlier date);

                    (b) The execution, delivery, and performance of this Agreement and of the Loan Agreement and the other Loan Documents are within such Borrower Representative’s corporate power, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ or injunction, or award of any arbitrator, court, or governmental body, or of the terms of its charter, bylaws or other operative or formative documents, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected;

                    (c) This Agreement and the Loan Agreement and the other Loan Documents constitute the Borrower Representative’s legal, valid, and binding obligation, enforceable against the Borrower Representative in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally; and

                    (d) This Agreement has been duly executed and delivered by the Borrower Representative.

          6. Conditions Precedent. The satisfaction of each of the following, unless waived or deferred in writing by the Lender, shall constitute conditions precedent to the effectiveness of this Agreement and each provision hereof:

                    (a) The Lender shall have received the following, each of which shall be reasonably satisfactory to the Agent in form and substance:

(i) This Agreement, duly executed by the Borrower Representative and the Lender;

(ii) the Amended and Restated Term Notes, substantially in the form attached hereto as Exhibit A, duly executed and delivered by Borrower;

(iii) the Subrogee Note, substantially in the form attached hereto as Exhibit B, duly executed and delivered by Borrower and RNK;

                    (iv) Evidence that the Borrower Representative shall have received cash consideration (after the payment of any transaction expenses payable at the closing of the transactions contemplated by the Bridge Loan Agreement) of at least $9,300,000, representing proceeds of the Bridge Loan Indebtedness, and executed copies of all documentation with respect thereto, including without limitation the Bridge Loan Agreement and all schedules and exhibits thereto, and evidence that the Borrower Representative has used a portion of such proceeds in an amount equal to $3,395,888.80 to pay all of the outstanding obligations of the Borrower Representative and its affiliates under the Revolving Loan Agreement and the Revolving Loan Documents;

                    (v) All fees and other amounts due and payable on or prior to the date hereof, including, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses (including, without limitation, reasonable fees and expenses of Choate, Hall & Stewart LLP, counsel to the Lender) required to be reimbursed or paid by the Borrower pursuant to the terms of the Loan Agreement;

                    (vi) All necessary consents and approvals (other than the Regulatory Consent (as defined in the Bridge Loan Agreement)) with respect to the consummation of the transactions contemplated by the Bridge Loan Agreement and this Agreement; and

(vii) Such other documents relating to the transactions contemplated hereby as the Lender may reasonably request.

                    (b) All orders, permissions, consents, approvals, licenses, authorizations and validations of, and filings, recordings and registrations with, and exemptions by, any governmental body, or any other Person required to authorize or otherwise required in connection with the execution, delivery and performance by the Borrower Representative of this Agreement and the transactions contemplated, shall have been obtained and shall be in full force and effect.

          7. Effect on Loan Documents. The Loan Agreement and the other Loan Documents shall be and remain in full force and effect in accordance with their terms and hereby are ratified and confirmed by the Borrower Representative in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Agreement shall not operate as a waiver of any right, power, or remedy of the Lender under the Loan Agreement or the other Loan Documents, as in effect prior to the date hereof. The Borrower Representative hereby ratifies and confirms in all respects all of its obligations and any prior grant of a security interest under the Loan Agreement and the other Loan Documents.

          8. Further Assurances. The Borrower Representative shall execute and deliver all agreements, documents and instruments, each in form and substance satisfactory to the Lender, and take all actions as the Lender may reasonably request from time to time, to perfect and maintain the perfection and priority of the security interest in the Collateral and to fully consummate the transactions contemplated under this Agreement and the Loan Agreement, as modified hereby.

          9. No Novation; Entire Agreement. This Agreement is not a novation or discharge of the terms and provisions of the obligations of the Borrower under the Loan Agreement and the other Loan Documents. There are no other understandings, express or implied, among the Borrower and the Lender regarding the subject matter hereof or thereof

          10. Release. In consideration of the agreements of Lender contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower Representative, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Lender and its successors and assigns, and its present and former shareholders, Affiliates, trustees, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Lender and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which the Borrower Representative or any of its successors, assigns or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Agreement, including, without limitation, for or on account of, or in relation to, or in any way in connection with any of the Loan Agreement, or any of the other Loan Documents or transactions thereunder or related thereto. The Borrower Representative understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release. The Borrower Representative agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth herein.

          11. Choice of Law. The validity of this Agreement, its construction, interpretation and enforcement, and the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with, the laws of the State of New York.

          12. Counterparts; Facsimile Execution. This Agreement may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile shall be as effective as delivery of a manually executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by facsimile also shall deliver a manually executed counterpart of this Agreement but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

          13. Construction. This Agreement and the Loan Agreement shall be construed collectively and in the event that any term, provision or condition of any of such documents is inconsistent with or contradictory to any term, provision or condition of any other such document, the terms, provisions and conditions of this Agreement shall supersede and control the terms, provisions and conditions of the Loan Agreement. Upon and after the effectiveness of this, Agreement, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “herein”, “hereof’ or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to “the Loan Agreement”, “thereunder”, “therein”, “thereof’ or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified hereby.

[Remainder of page intentionally left blank; signature pages follow.]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

BORROWER REPRESENTATIVE:

WAVE2WAVE COMMUNICATIONS, INC.

By:		/s/ Steven Asman

Name: Steven Asman
Title: President

LENDER:

Wilmington Trust Company and George Jeff
Mennen as Co-Trustees U/A/D November 25, 1970,
as Amended for the Benefit of John Henry Mennen

By:		/s/ George Jeff Mennen
George Jeff Mennen, Co-Trustee U/A/D
November 25, 1970, as amended for the
benefit of John Henry Mennen

By:		Wilmington Trust Company, Co-Trustee
U/A/D November 25, 1970, as amended for
the benefit of John Henry Mennen

	By:	/s/ Mark A. Oller
Name: Mark A. Oller
Title: Vice President

[Signature Page to Amendment No. 7]

          CONSENT AND REAFFIRMATION

          Each of the undersigned (each a “Guarantor” and collectively the “Guarantors”) hereby (i) acknowledge receipt of a copy of the foregoing Waiver and Amendment No. 7 to Loan and Security Agreement (the “Amendment”) between Wave2Wave Communications, Inc., a Delaware corporation, and Wilmington Trust Company and George Jeff Mennen as co-trustees U/A/D November 25, 1970, as amended for the benefit of John Henry Mennen (the “Lender”); (ii) consents to Borrower Representative’s execution and delivery of the Amendment and (iii) reaffirms its obligations under the Corporate Guaranty dated as of October 12, 2007 (the “Guaranty”) and the other loan documents executed in connection therewith. Although Guarantors have been informed of the matters set forth herein and have acknowledged and agreed to same, Guarantors understand that Lender has no obligation to inform Guarantors of such matters in the future or to seek Guarantors’ acknowledgement or agreement to future amendments, waivers or consents, and nothing herein shall create such a duty.

          Each of the undersigned further agrees that after giving effect to the Amendment, the Guaranty shall remain in full force and effect.

          IN WITNESS WHEREOF, each Guarantor has executed this Consent and Reaffirmation on and as of the date of the Amendment.

WAVE2WAVE VOIP COMMUNICATIONS, LLC

By: /s/ Eric Mann

Name: Eric Mann

Title: CFO

WAVE2WAVE DATA COMMUNICATIONS, LLC

By: /s/ Eric Mann

Name: Eric Mann

Title: CFO

WAVE2WAVE COMMUNICATIONS MID-WEST REGION, LLC

By: /s/ Eric Mann

Name: Eric Mann

Title: CFO

RNK, INC.

By: /s/ Eric Mann

Name: Eric Mann

Title: Secretary

RNK VA, LLC

By: /s/ Eric Mann

Name: Eric Mann

Title: Secretary